UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 22, 2006

RailAmerica, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32579	65-0328006
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5300 Broken Sound Blvd., N.W., Boca Raton, Florida		33487
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-994-6015

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On June 22, 2006, RailAmerica, Inc. (the "Company") issued a press release announcing the restructuring of its organization into three business units from its current five regions and two corridors as a result of implementing another step in its previously announced five-year strategic plan to improve efficiency and enhance shareholder value. The purpose of this Form 8-K is to furnish such press release. Attached as an exhibit to this Form 8-K is the text of the press release. This exhibit is incorporated herein by reference.

The attached press release contains forward-looking statements regarding future events and the performance of the Company that involve risks and uncertainties that could cause actual results and actions to differ materially, including, but not limited to, the Company’s Process Improvement Project, fuel costs, foreign currency risks, weather, casualties, Class I congestion, failure to complete proposed acquisitions, failure to successfully integrate recent acquisitions, failure to service debt, failure to complete asset sales, economic conditions, customer demand, increased competition in the relevant market, tax benefits/credits and others. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Company does update any forward-looking statement, no inference should be drawn that the Company will make additional updates with respect to that statement or any other forward-looking statements. The Company refers you to the documents that it files from time to time with the Securities and Exchange Commission, such as the Form 10-K, Form 10-Q and Form 8-K, which contain additional important factors that could cause its actual results to differ from its current expectations and from the forward-looking statements contained in the attached press release.

The information in this Form 8-K and the exhibit attached hereto shall be deemed "furnished" and not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RailAmerica, Inc.

June 22, 2006	By:	Michael J. Howe

Name: Michael J. Howe
Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 22, 2006